Exhibit 10(o)

     AMENDMENT, dated the 6th day of February, 2002, to EMPLOYMENT AGREEMENT effective as of the 21st day of November, 2001, ("Employment Agreement") by and between FIND/SVP, INC., a New York corporation, having its principal executive offices at 625 Avenue of the Americas, New York, N.Y. 10011 (therein referred to as the "Company"), and MARTIN E. FRANKLIN, c/o Marlin Equities, LLC, 555 Theodore Fremd Avenue, Suite B-302, Rye, N.Y. 10580 (therein referred to as the "Employee").

                              W I T N E S S E T H:

     WHEREAS, the parties desire to amend the Employment Agreement as hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

     Section 4 of the Employment Agreement dealing with the definition of Change of Control is hereby amended to read as follows:

4.   CHANGE OF CONTROL.

     4.1  For the purpose of this Agreement, a "Change of Control" shall mean:

          (a) The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (excluding, for this purpose, Employee, any group (as defined above) of which Employee is a member, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 30% of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

     (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

     Except as amended as herein stated, the terms and conditions of the Employment Agreement shall remain in full force and effect.

     This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                             FIND/SVP, INC.


                                              By:  /s/ DAVID WALKE
                                                   -----------------------
                                                   David Walke
                                                   Chief Executive Officer

AGREED TO AND ACCEPTED:

/s/ MARTIN E. FRANKLIN
----------------------------
    Martin E. Franklin

                              EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT effective as of the ___ day of November, 2001, by and between FIND/SVP, INC., a New York corporation, having its principal executive offices at 625 Avenue of the Americas, New York, N.Y. 10011 (hereinafter referred to as the "Company"), and MARTIN E. FRANKLIN, c/o Marlin Equities, LLC, 555 Theodore Fremd Avenue, Suite B-302, Rye, N.Y. 10580 (hereinafter referred to as the "Employee").

                              W I T N E S S E T H:

      WHEREAS, the Company is a global business advisory service that helps top executives explore opportunities, make informed business decisions, and solve problems; and

     WHEREAS, the Company desires to employ Employee as an Executive Officer to serve as Chairman of the Board of the Directors of the Company and to render other services to the Company, and Employee desires to be so employed by the Company, pursuant to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto agree as follows:

     1.   EMPLOYMENT; DIRECTORSHIP; RESPONSIBILITIES.

          1.1 The Company hereby employs and engages the Employee as an Executive Officer of the Company to serve as its Chairman of the Board of Directors and to advise the Company on all aspects of its business, including, without limitation, finance, mergers and acquisitions, and management and to help the Company develop a strategic plan for its business (the "Management Services"). In connection therewith, the Company will use its best efforts to have Employee elected as a member of the Board of Directors of the Company.

          1.2 The Employee hereby accepts said employment as an Executive Officer of the Company and agrees to serve as its Chairman of the Board of Directors and provide the Management Services on the terms and conditions herein set forth. In connection with the performance of the Management Services, such Services shall be rendered on an "as needed" basis.

     2.   TERM OF EMPLOYMENT.

          2.1 The term of employment hereunder shall commence (the "Commencement Date") as of January 1, 2002 and shall continue until November 20, 2004 (the "Term"), except that (a) if sooner elected as a member of the Board of Directors of the Company, the Employee agrees to act in the capacity as Chairman of the Board commencing with the date of such election, and (b) Employee's employment shall terminate sooner than November 20, 2004 upon the occurrence of any of the following events:

               (a) The death of the Employee;

               (b) The incapacity of the Employee as defined below;

               (c) An act or omission to act on the part of the Employee which would constitute cause, as defined below, for the termination of employment, and the giving of written notice to the Employee by the Company that the Company elects to terminate the employment of the Employee; or

               (d) The Employee voluntarily leaves the employ of the Company.

          2.2 The term "incapacity" as that term is used in Section 2.1 (b) above shall be deemed to refer to and include the absence of the Employee from his employment by reason of mental or physical illness, disability or incapacity for a continuous period of 120 days or for a period of 180 days in any one year period, and the Company, at its option, elects to treat such illness, disability or incapacity as permanent in nature.

          2.3 The term "cause" as that term is used in Section 2.1(c) above shall be defined as being for:

               (a) A material default or breach of any of the representations, warranties, obligations, covenants or agreements made by the Employee herein;

               (b) The conviction of the Employee in a court of law of any crime or offense involving a felony; or

               (c) The misappropriation by the Employee of Company assets.

     3.   COMPENSATION: RELATED MATTERS.

          3.1 EXPENSE ALLOWANCE. The Company shall provide the Employee with an unaccountable allowance of $20,000 per annum.

          3.2 STOCK OPTIONS. Upon the date hereof, the Company shall grant to the Employee a ten-year Non-Incentive Stock Option (the "Option") to purchase six hundred and thirty thousand (630,000) shares of the Company's common stock, par value $.0001 per share, at a price of $.41 per share, pursuant to the terms of the Company's 1996 Stock Option Plan (which would be amended to increase the number of shares covered by such Plan to facilitate the issuance of the Options to be granted hereunder) or a new stock option plan to be adopted by the Company. The Option shall vest ratably on each of November 20, 2002, 2003 and 2004, and such vesting shall accelerate and vest immediately in the event of a change in Control of the Company or upon termination of this Agreement without cause or upon the death or incapacity (as defined in Section 2.2) of the Employee.

     4.   CHANGE OF CONTROL.

          4.1 For the purpose of this Agreement, a "Change of Control" shall mean:

               (a) The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act") (excluding, for this purpose, Employee, any group (as defined above) of which Employee is a member, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

               (b) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board.

     5.   RESTRICTIVE COVENANTS.

          5.1 Employee acknowledges that the Company is in the information services business and that the Employee, as an executive officer of the Company, will be familiar in detail with the activities of the Company and will participate in formulating the activities; that he will continue to be familiar in detail with the activities and future plans of the Company as they continue to develop during his employment; and that his position will give him a thorough knowledge of the Company's customers, suppliers and servicing and marketing operations and will place him in close and continuous contact with the Company's customers and suppliers. Employee further acknowledges that if he were to compete with the Company by organizing, directing, advising, assisting or becoming an employee of any business entity, as defined below, competing with the Company, he could do great harm to the Company and would materially diminish or destroy the value to the Company of its customer and supplier relationships and servicing and marketing arrangements.

          Accordingly, during the Term of his employment by the Company and for a period of one (1) year immediately following the termination thereof (the Term of employment and the subsequent one (1) year period being collectively referred to as the "Covenant Period") unless otherwise consented to by the Company in writing, Employee shall not, within any city, town or county in which the Company or any of its affiliates conducts or does any business, directly or indirectly, either for himself or as an officer, director, stockholder, partner, associate, employee, consultant, agent, independent contractor, or representative, become or be interested in or associated with any other business or business entity, as defined below (except a parent, subsidiary or affiliate of the Company), which is engaged directly or indirectly in any line of business which is competitive with any line of business in which the Company may be engaged at the time of termination of Employee's employment hereunder; provided, that the Employee shall be permitted to own less than a 5% interest as a stockholder (and in no other capacity) in a company which is listed on any stock exchange or recognized over the-counter market system even though it may be in competition with the Company. The restrictions of this Section 5 shall not apply in the event of a Change of Control or termination of this Agreement by the Company without cause.

          As used in this Agreement, the term "business entity" shall include, but not be limited to, any corporation, firm, partnership, association, trust, group, joint venture, or individual proprietorship.

          5.2 Employee shall not, during the Covenant Period or thereafter, disclose to any business entity any confidential information regarding the customers, suppliers, marketing arrangements or methods of operation of the Company, or any other confidential information of the Company, except that nothing contained in this sentence shall be construed to prevent Employee from using or disclosing any general technical knowhow and information that (i) is in the public domain or of a nature known generally throughout the industry, (ii) is required by law, (iii) was known to Employee prior to its disclosure by the Company, (iv) is or becomes generally available to the public other than as a result of an authorized disclosure by Employee; (v) becomes available to Employee through a source other than the Company; or (iv) is independently developed by Employee.

          5.3 Employee shall, during the Term of his employment, promptly reveal to the Company all matters coming to Employee's attention pertaining to the business or interests of the Company.

          5.4 Unless otherwise consented to by the Company in writing, Employee shall not, for a period of one (1) year immediately following the termination of Employee's employment, hire or solicit for hiring, on his own behalf or on behalf of any business entity, any person known to Employee to be a key employee of the Company as of the date of termination.

          5.5 Employee shall not, during his Term of employment or upon termination thereof, remove from the offices of the Company, any studies, samples, reports, plans, contracts, publications, customer lists or other similar items nor copies or facsimiles thereof, except as the same may relate to the performance of Employee's duties hereunder, or as otherwise authorized by the Company.

     6.   RESTRICTIVE COVENANTS SEVERABLE.

          The provisions of Section 5 of this Agreement contain a number of separate and divisible covenants, all of which are included respectively in said Section for the purpose of brevity only, and each of which shall be construed as a separate covenant and shall be separately enforceable, and if any court of competent jurisdiction shall determine that any part of said Section, or any part of any sentence or paragraph thereof, or any such separate covenant therein contained, is unduly restrictive or void, the remaining part or parts, or the other separate covenants, shall be considered valid and enforceable, notwithstanding the voidance of such part or separate covenant.

     7.   REMEDIES.

          Employee acknowledges that it will be impossible to measure in money the damage to the Company of a breach of any of the provisions of Section 5; that any such breach will cause irreparable injury to the Company and that the Company, in addition to any other rights and remedies existing at law or equity or by statute, shall be entitled to seek an injunction or restraining order restraining Employee from doing or continuing to do any such acts and any other violations or threatened violations of Section 5, and Employee hereby consents to the issuance of any such injunction or restraining order without bond or security.

     8.   NOTICES.

          All notices required or permitted to be given by any party hereunder shall be in writing and delivered in person or mailed by registered or certified mail, return receipt requested, to the other parties addressed as follows:

          (a) If to the Employee to Martin E. Franklin, c/o Marlin Equities, LLC, 555 Theodore Fremd Avenue, Suite B-302, Rye, New York 10580, with a copy to Robert L. Lawrence, Esq., c/o Kane Kessler PC, 1350 Avenue of the Americas, New York, N.Y. 10019;

          (b) If to the Company to 625 Avenue of the Americas, New York, New York 10011; or to such other addresses as the parties may direct by notice given pursuant hereto. Any notice mailed as provided above shall be deemed completed on the date of receipt.

     9.   ENTIRE AGREEMENT.

          The provisions hereof constitute the entire agreement among the parties with respect to the subject matter hereof and supersede, replace and terminate all existing oral or written agreements concerning such subject matter. No modification, supplement or discharge hereof shall be effective unless in writing and executed by or on behalf of the parties hereto.

     10.  WAIVER.

          No waiver by any party of any condition, term or provision of this Agreement shall be deemed to be a waiver of a preceding or succeeding breach of the same or any other condition, term or provision hereof.

     11.  ASSIGNABILITY.

          This Agreement, and its rights and obligations may not be assigned by Employee. This Agreement shall be binding upon the Company and its successors and assigns.

     12.  GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     13.  ARBITRATION.

          Any dispute or controversy arising among or between the parties hereto regarding any of the terms of this Agreement or the breach hereof, the determination of which is not otherwise provided for herein, on the written demand of any of the parties hereto shall be submitted to and determined by arbitration held in the City of New York in accordance with the rules then obtaining of the American Arbitration Association. Any award or decision made by the arbitrators shall be conclusive in the absence of fraud, and judgment upon said award or decision may be entered in any court having jurisdiction thereof.

     14.  NO THIRD PARTY BENEFICIARIES.

          Each of the provisions of this Agreement is for the sole and exclusive benefit of the parties hereto and shall not be deemed for the benefit of any other person or entity.

     15.  DUE AUTHORIZATION.

          The execution, delivery and performance of this Agreement by the Company has been duly authorized by all requisite corporate action on the part of the Company.

     16.  EXECUTION IN COUNTERPARTS.

          This Agreement may be executed in counterparts, all of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


FIND/SVP, INC.


By:  /s/ ANDREW P. GARVIN                       /s/ MARTIN E. FRANKLIN
     -------------------------------              ----------------------
         Name:    Andrew P. Garvin                  MARTIN E. FRANKLIN
         Title:   President